Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition - Insync Staffing [Member]
$ in Thousands
Dec. 12, 2022 USD ($) [1]
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net assets excluding cash acquired	$ 11
Customer relations	1,969
Dividend to former shareholder	(7,327)
Liabilities due to acquisitions	(2,461)
Goodwill	4,438
Total assets acquired net of acquired cash	$ (3,370)

[1]	The estimated fair values of the tangible and intangible assets in respect of the acquisition of Bear Staffing are provisional and are based on information that was available as of the acquisition date to estimate the fair value of these amounts. The Group’s management believes the information provides a reasonable basis for estimating the fair values of these amounts, but is waiting for additional information necessary to finalize those fair values. Therefore, provisional measurements of fair value that appear are subject to change. The Group expects to finalize the tangible and intangible assets valuation and complete the acquisition accounting as soon as practicable but no later than the measurement period.